Exhibit 99.1

ANNEX A

 The Trust Student Loan Pool as of October 31, 2016

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was 90 days or more past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,257,437 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 16 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

2003-12

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$814,777,239
Aggregate Outstanding Principal Balance – Treasury Bill	$105,264,780
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.92%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$709,512,459
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.08%
Number of Borrowers	32,295
Average Outstanding Principal Balance Per Borrower	$25,229
Number of Loans	54,646
Average Outstanding Principal Balance Per Loan – Treasury Bill	$26,881
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$13,986
Weighted Average Remaining Term to Scheduled Maturity	183 months
Weighted Average Annual Interest Rate	4.90%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,276	$46,761,075	5.7%
3.01% to 3.50%	7,687	89,306,776	11.0
3.51% to 4.00%	9,801	134,941,795	16.6
4.01% to 4.50%	17,599	225,268,830	27.6
4.51% to 5.00%	7,585	113,550,726	13.9
5.01% to 5.50%	1,215	25,910,819	3.2
5.51% to 6.00%	610	14,504,863	1.8
6.01% to 6.50%	600	17,586,369	2.2
6.51% to 7.00%	622	15,223,806	1.9
7.01% to 7.50%	549	13,750,924	1.7
7.51% to 8.00%	1,816	45,315,295	5.6
8.01% to 8.50%	1,032	28,787,424	3.5
Equal to or greater than 8.51%	1,254	43,868,537	5.4

Total	54,646	$814,777,239	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the prospectus.

2003-12

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	7,493	$16,681,004	2.0%
5,000.00-$ 9,999.99	5,152	39,724,329	4.9
$10,000.00-$14,999.99	4,551	55,791,420	6.8
$15,000.00-$19,999.99	2,677	46,441,127	5.7
$20,000.00-$24,999.99	2,325	52,287,820	6.4
$25,000.00-$29,999.99	1,820	49,647,867	6.1
$30,000.00-$34,999.99	1,295	41,919,574	5.1
$35,000.00-$39,999.99	925	34,666,046	4.3
$40,000.00-$44,999.99	900	38,232,330	4.7
$45,000.00-$49,999.99	721	34,251,429	4.2
$50,000.00-$54,999.99	549	28,822,736	3.5
$55,000.00-$59,999.99	557	31,988,727	3.9
$60,000.00-$64,999.99	414	25,876,106	3.2
$65,000.00-$69,999.99	364	24,613,917	3.0
$70,000.00-$74,999.99	334	24,171,896	3.0
$75,000.00-$79,999.99	271	21,025,117	2.6
$80,000.00-$84,999.99	229	18,904,547	2.3
$85,000.00-$89,999.99	194	16,936,764	2.1
$90,000.00-$94,999.99	175	16,200,731	2.0
$95,000.00-$99,999.99	157	15,299,679	1.9
$100,000.00 and above	1,192	184,777,239	22.3

Total	32,295	$814,777,239	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	52,509	$761,254,523	93.4%
31-60 days	877	22,746,370	2.8
61-90 days	338	8,151,915	1.0
91-120 days	130	2,911,241	0.4
121-150 days	137	3,413,174	0.4
151-180 days	163	4,254,408	0.5
181-210 days	139	3,403,451	0.4
Greater than 210 days	353	8,642,158	1.1

Total	54,646	$814,777,239	100.0%

2003-12

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	63	$22,258	*
4 to 12	333	446,594	0.1%
13 to 24	5,485	6,219,818	0.8
25 to 36	2,917	6,742,463	0.8
37 to 48	2,208	8,145,941	1.0
49 to 60	1,671	8,565,437	1.1
61 to 72	1,242	9,128,189	1.1
73 to 84	7,430	44,493,732	5.5
85 to 96	3,699	27,851,182	3.4
97 to 108	2,469	22,606,318	2.8
109 to 120	2,001	22,598,737	2.8
121 to 132	2,897	55,245,701	6.8
133 to 144	5,269	86,375,479	10.6
145 to 156	2,667	47,998,632	5.9
157 to 168	1,670	32,566,210	4.0
169 to 180	1,328	27,897,792	3.4
181 to 192	912	22,696,425	2.8
193 to 204	3,351	90,203,520	11.1
205 to 216	1,628	49,395,038	6.1
217 to 228	1,146	38,308,744	4.7
229 to 240	1,101	39,910,172	4.9
241 to 252	650	26,152,197	3.2
253 to 264	571	25,492,135	3.1
265 to 276	545	24,978,933	3.1
277 to 288	290	14,608,959	1.8
289 to 300	342	18,961,097	2.3
301 to 312	243	15,882,083	1.9
313 to 324	123	7,941,425	1.0
325 to 336	65	4,926,870	0.6
337 to 348	58	4,325,485	0.5
349 to 360	162	14,376,468	1.8
361 and above	110	9,713,204	1.2

Total	54,646	$814,777,239	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,900	$35,092,558	4.3%
Forbearance	2,648	66,757,245	8.2
Repayment
First year in repayment	757	30,152,916	3.7
Second year in repayment	593	18,523,294	2.3
Third year in repayment	747	24,852,514	3.1
More than 3 years in repayment	48,001	639,398,712	78.5

Total	54,646	$814,777,239	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 114.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.0	-	215.2
Forbearance	-	4.7	215.3
Repayment	-	-	176.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $35,092,558 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $23,499,441 or approximately 67.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	422	$7,320,813	0.9%
Alaska	116	1,538,672	0.2
Arizona	1,218	21,016,912	2.6
Arkansas	313	4,756,201	0.6
California	5,223	90,330,086	11.1
Colorado	915	10,745,580	1.3
Connecticut	1,042	13,709,053	1.7
Delaware	155	2,258,262	0.3
District of Columbia	216	3,801,993	0.5
Florida	3,097	59,341,302	7.3
Georgia	1,603	27,279,867	3.3
Hawaii	197	2,443,163	0.3
Idaho	182	2,353,165	0.3
Illinois	2,692	37,096,816	4.6
Indiana	1,707	21,868,501	2.7
Iowa	261	3,641,281	0.4
Kansas	934	11,232,198	1.4
Kentucky	391	5,762,648	0.7
Louisiana	1,715	27,508,427	3.4
Maine	224	2,986,742	0.4
Maryland	1,495	24,385,680	3.0
Massachusetts	2,025	23,855,489	2.9
Michigan	1,167	20,265,338	2.5
Minnesota	801	11,841,055	1.5
Mississippi	456	7,277,050	0.9
Missouri	1,152	15,392,275	1.9
Montana	111	1,454,789	0.2
Nebraska	102	1,195,756	0.1
Nevada	331	4,893,408	0.6
New Hampshire	397	5,274,855	0.6
New Jersey	1,680	24,248,356	3.0
New Mexico	177	3,086,218	0.4
New York	4,679	62,919,337	7.7
North Carolina	1,194	18,065,541	2.2
North Dakota	37	726,132	0.1
Ohio	344	6,132,864	0.8
Oklahoma	1,153	15,920,117	2.0
Oregon	888	12,922,955	1.6
Pennsylvania	2,343	33,430,182	4.1
Rhode Island	189	2,950,318	0.4
South Carolina	507	8,314,341	1.0
South Dakota	48	494,585	0.1
Tennessee	935	14,524,847	1.8
Texas	4,618	69,637,759	8.5
Utah	154	2,222,252	0.3
Vermont	97	1,072,695	0.1
Virginia	1,688	22,089,644	2.7
Washington	1,731	21,732,336	2.7
West Virginia	259	3,600,907	0.4
Wisconsin	717	8,747,481	1.1
Wyoming	56	498,570	0.1
Other	492	8,612,427	1.1

Total	54,646	$814,777,239	100.0%

2003-12

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-12

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	31,512	$361,032,647	44.3%
Other Repayment Options(1)	23,134	453,744,593	55.7

Total	54,646	$814,777,239	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 618 loans with an aggregate outstanding principal balance of $22,016,790 currently in an interest-only period.  These interest-only loans represent approximately 2.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	26,726	$342,130,417	42.0%
Unsubsidized	27,920	472,646,822	58.0

Total	54,646	$814,777,239	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	101	$2,950,740	0.4%
October 1, 1993 through June 30, 2006	54,545	811,826,500	99.6
July 1, 2006 and later	0	0	0.0

Total	54,646	$814,777,239	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,252	$25,285,739	3.1%
College Assist	29	755,697	0.1
Educational Credit Management Corporation	1,459	23,398,067	2.9
Great Lakes Higher Education Corporation	558	11,306,716	1.4
Illinois Student Assistance Commission	2,259	27,545,261	3.4
Kentucky Higher Education Assistance Authority	249	3,030,779	0.4
Louisiana Office Of Student Financial Assistance	278	3,791,636	0.5
Michigan Guaranty Agency	781	10,422,618	1.3
Montana Guaranteed Student Loan Program	5	41,749	*
New Jersey Office Of Student Assistance	2,051	21,316,743	2.6
New York State Higher Education Services Corporation	6,747	83,119,320	10.2
Northwest Education Loan Association	4,259	53,142,074	6.5
Oklahoma Guaranteed Student Loan Program	1,201	15,231,936	1.9
Pennsylvania Higher Education Assistance Agency	4,902	62,967,643	7.7
Texas Guaranteed Student Loan Corporation	3,380	52,524,860	6.4
United Student Aid Funds, Inc.	24,236	420,896,401	51.7

Total	54,646	$814,777,239	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantors and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest and Education@Work, Inc., an Ohio non-profit corporation.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning
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December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USA Funds held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	34.93%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:

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	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program after March 31, 2012 due to its continued underutilization.  As a result, no new NYHELPs loans will be made while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.
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HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2014, HESC had total FFELP assets of approximately $149 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $16.5 billion in original principal amount of loans outstanding.

Guarantee Volume.  HESC guaranteed the following amounts for the last five federal fiscal years ended September 30 (excluding consolidation loans):
	Loans Guaranteed ($ Millions)
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	$799	$0	$0	$0	$0

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:
	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	0.33%	0.28%	0.28%	0.25%	0.29%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:
	Recovery Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	23.46%	26.68%	27.26%	25.56%	22.74%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.

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HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:
	Claims Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	1.86%	2.17%	1.59%	1.51%	1.52%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.

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